UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 15, 2011, Motorcar Parts of America, Inc. (the “Registrant”) received a notice from the NASDAQ Stock Market indicating that the Registrant is not in compliance with NASDAQ listing rules because its Form 10-Q for the quarter ended September 30, 2011 was not timely filed.  The notice, which the Registrant expected, was issued in accordance with standard NASDAQ procedures as a result of the delayed filing. Timely filing of periodic reports is a requirement for continued listing under NASDAQ Marketplace Rule 5250(c)(1).

The delay in filing is due to the Registrant’s inability to timely process the financial information for the quarter.  The delay in processing this information is a result of the Registrant’s acquisition of Fenwick Automotive Products Limited and related companies in May 2011.

The Registrant is focusing significant efforts on completing the processing of this information and expects to file its Form 10-Q for the quarter ended September 30, 2011 as soon as practicable.

The NASDAQ notice directs the Registrant to submit a plan to regain compliance with the continuing listing requirements by January 17, 2012.  The Registrant expects to address the notice by filing the Form 10-Q and submitting a required compliance plan within such timeframe.

A copy of the press release relating to this issue is attached as Exhibit 99.1 and is incorporated herein by reference.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this Form 8-K that are not historical facts, including but not limited to, statements regarding the time for the Registrant to regain compliance with the Nasdaq listing rules, are forward-looking statements based on the Registrant’s current expectations and beliefs concerning future developments and their potential effects on the Registrant. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Registrant) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the Registrant’s Form 10-K Annual Report filed with the Securities and Exchange Commission (the “SEC”) in June 2011 and in its Forms 10-Q filed with the SEC thereafter for additional risks and uncertainties facing the Registrant. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated November 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: November 21, 2011	/s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release dated November 21, 2011